United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2025

CADRE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40698	38-3873146
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

13386 International Pkwy
Jacksonville, Florida	32218
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 741-5400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.0001	CDRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)        On May 30, 2025, Cadre Holdings, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Cadre Holdings, Inc. Employee Stock Purchase Plan (the “Plan”), that, among other things, reserved for issuance under the Plan 1,000,000 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”). The Plan had previously been approved by the Company’s Board of Directors on April 16, 2025, subject to the approval of the Company’s stockholders.

The material terms and conditions of the Plan are described in detail under “PROPOSAL 3 APPROVAL AND ADOPTION OF THE EMPLOYEE STOCK PURCHASE PLAN” of the Company’s Proxy Statement filed by the Company with the Securities and Exchange Commission on April 24, 2025 (the “Proxy Statement”) and are incorporated by reference into Item 5.02 of this Current Report on Form 8-K. A copy of the Plan is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference as if fully set forth herein. The foregoing summary description of the Plan is not intended to be complete and is qualified in its entirety by the complete text of the Plan.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)       Of the 40,659,585 shares of Common Stock outstanding and entitled to vote at the Annual Meeting, 38,682,080 shares of Common Stock were present in person or by proxy and entitled to vote, representing approximately 95.1% of the shares of Common Stock entitled to vote at the Annual Meeting.

(b)       At the Annual Meeting, the Company’s stockholders: (i) approved the election of each of the following five director nominees standing for election: Warren B. Kanders, Gianmaria C. Delzanno, Hamish Norton, William Quigley and Deborah A. DeCotis, (ii) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025, and (iii) approved and adopted the Plan.

The voting results for each proposal are set forth below:

Proposal 1 – To elect five members to serve on the Company’s Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified:

Name	Votes For	Votes Withheld	Broker Non-Votes
Warren B. Kanders	34,573,317	856,715	3,252,048
Gianmaria C. Delzanno	31,350,919	4,079,113	3,252,048
William Quigley	34,827,127	602,905	3,252,048
Hamish Norton	26,717,948	8,712,084	3,252,048
Deborah A. DeCotis	31,181,980	4,248,052	3,252,048

Proposal 2 – To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
38,564,098	117,055	926	0

Proposal 3 – To approve and adopt the Cadre Holdings, Inc. Employee Stock Purchase Plan.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
35,395,628	23,059	11,344	3,252,048

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description
10.1	Cadre Holdings, Inc. Employee Stock Purchase Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2025

CADRE HOLDINGS, INC.

By:	/s/ Blaine Browers
Name:	Blaine Browers
Title:	Chief Financial Officer